UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2007

Wise Metals Group LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-117622	52-2160047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

857 Elkridge Road, Suite 600

Linthicum, Maryland 21090

(Address of principal executive offices)

(410) 636-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 13, 2007, the Audit Committee of the Board of Directors of Wise Metals Group, LLC (the “Company”) and management of the Company concluded that, due to certain accounting errors, the Company’s annual financial statements for the fiscal year ended December 31, 2004, 2005, and 2006 and the interim financial statements for the quarters ended March 31, 2006 and 2007 and June 30, 2006 and 2007, should no longer be relied upon. The Company intends to file restated annual financial statements for the year ended December 31, 2006 on Form 10-K/A, and restated interim financial statements for each of the quarters ended March 31, 2007 and June 30, 2007 in Forms 10-Q/A. We have discussed these matters with both our current independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”) and with our predecessor independent registered public accounting firm, Ernst & Young LLP (“E&Y”). E&Y has not audited the restatement amounts. In the interim, investors should no longer rely on these annual consolidated financial statements as originally filed with the Securities and Exchange Commission.

The restatements reflect adjustments required as a result of the following items.

1. The Company’s presentation of the LIFO reserve in the Form 10-K for December 31, 2006 improperly stated the LIFO reserve at $69.5 million. The reserve should have been properly stated at $73.1 million. The Company intends to record an adjustment to its previously recorded 4th quarter LIFO charge, increasing this charge by $3.6 million to increase the LIFO reserve and increase cost of goods sold. This will result in an increase in our 2006 net loss as originally reported of $80.2 million to $83.8 million.

2. The current presentation of the components of the Company’s pension benefit obligation amounts recognized in the consolidated balance sheets do not comply with certain provisions of Statement of Financial Accounting Standards No. 87 (“SFAS 87”), “Employers’ Accounting for Pensions.” The Company incorrectly presented the pension asset, liability and component of other comprehensive income as a net liability of $484,000 as a component of accrued expense as of December 31, 2006. The Company should have presented the pension asset, liability and component of other comprehensive income at their gross amounts in the consolidated balance sheets for the period ended December 31, 2006 in accordance with FAS 87, paragraphs 35 through 37. The Company presented a net liability of $484,000 as a component of accrued expense as of December 31, 2006, instead of presenting the gross amounts recognized in the consolidated balance sheets for the period ended December 31, 2006. The Company intends to record the pension components as of December 31, 2006 as a gross liability of $3.1 million, a gross asset of $326,000 and accumulated other comprehensive income (“AOCI”), a component of members’ equity, of $2.3 million. In addition, the Company did not present a statement of Other Comprehensive Income in accordance with Statement of Financial Accounting Standards No. 130 (“FAS 130”), “Reporting Comprehensive Income.” Management plans to restate the presentation of Stockholders Equity to comply with FAS 130. The Company plans to appropriately disclose both accumulated other comprehensive income and comprehensive income as appropriate in the restated annual and quarterly financial statements. The correction has no impact on previously reported net income.

Dollars in thousands	As originally Reported December 31, 2006	As restated December 31, 2006
Accrued benefit liability	$(484)	$(3,101)
Intangible assets	—	326
Accumulated OCI	—	2,291

Net amount recognized	$(484)	$(484)

3. The Company has concluded that its shipping and handling costs which have been previously reported as reductions to revenue should properly be included as cost of sales under Emerging Issues Task Force No. 00-10 (“EITF 00-10”). The Company has noted that these costs have been immaterial, have no effect on gross margin or net income, and represent less than three percent of sales in each of the past three years. The Company will reclassify these costs as a component of cost of sales.

Dollars in thousands	As originally reported	As restated	Increase
2004
Sales	$766,868	$792,357	$25,489
Cost of sales	770,518	796,007	25,489

2005
Sales	$883,844	$907,736	$23,892
Cost of sales	881,290	905,182	23,892

2006
Sales	$1,013,033	$1,038,641	$25,608
Cost of sales	1,024,864	1,050,472	25,608

1st Qtr. 2006
Sales	$216,276	$221,818	$5,542
Cost of sales	207,394	212,936	5,542

2nd Qtr. 2006
Sales	$283,254	$290,035	$6,781
Cost of sales	284,908	291,689	6,781

1st Qtr. 2007
Sales	$247,216	$252,515	$5,299
Cost of sales	241,052	246,351	5,299

2nd Qtr. 2007
Sales	$277,800	$284,008	$6,208
Cost of sales	266,676	272,884	6,208

The adjustments described above have no impact on the Company’s overall historical cash flows nor on the Company’s calculation of Adjusted EBITDA used for purposes of compliance with the Company’s loan agreement.

The Company is working to finalize these accounting adjustments described above on its financial statements and will report the restated prior year financial statements and current year financial statements as soon as they can be made available.

Item 8.01. Other Events.

Because of the time and effort involved in fully determining the effect of the accounting errors for the matters described under Item 4.02 above, the Company did not file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 by the statutorily prescribed due date. On November 14, 2007, the Company filed a Notification of Late Filing Report on Form 12b-25 to obtain an extension for the filing of its September 30, 2007 Form 10-Q, and a Form 8-K dated November 20, 2007 to clarify certain disclosures made in that Form 12b-25.

As previously discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007 and June 30, 2007, the Company identified a material weakness in its internal control over financial reporting because the Company has not maintained sufficient staff with appropriate training in US GAAP and SEC financial rules and regulations. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Despite making progress during the first three quarters of 2007, the Company’s remedial actions are ongoing and not yet complete. Also, the Company identified accounting errors resulting in the restatement of certain financial statements as noted at Item 4.02 above. Therefore, the material weakness identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 has not been remediated as of September 30, 2007. As the Company finalizes the restatement of its financial statements for the accounting errors noted at Item 4.02 above, additional material weaknesses may be identified.

The foregoing reflects the Company’s views about the accounting errors, its financial condition, performance and other matters that constitute “forward-looking” statements, as such term is defined by the federal securities laws. You can find many of these statements by looking for words such as “may,” “will,” “expect,” “anticipate,” believe,” estimate,” “should,” “continue,” “predict,” “preliminary” and similar words used herein. These forward-looking statements are subject to the safe harbor protection provided by federal securities laws. These forward-looking statements are subject to numerous risks, uncertainties and assumptions. These risks and uncertainties include, but are not limited to, the results and effect of the Company’s review of its accounting practices, any potential SEC or NYSE inquiry with respect to the potential adjustments or the Company’s accounting practices, the ability of the Company to file its periodic reports, the impact on the Company’s business and the risks detailed from time to time in the Company’s periodic filings under the Securities Exchange Act of 1934. Because the statements are subject to risks and uncertainties, actual developments and results may differ materially from those express or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on the statements, which speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISE METALS GROUP LLC

By:	/s/ Kenneth R. Stastny
Name:	Kenneth R. Stastny
Title:	Chief Financial Officer

Date: December 14, 2007